UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2004

ARGONAUT TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	000-31019	94-3216714

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1101 Chess Drive
Foster City, CA 94404

(Address of principal executive offices)

(650) 655-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
No.	Description
99.1	Press Release, dated as of July 29, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 29, 2004, we issued a press release announcing our financial results for the second quarter 2004, ending June 30, 2004. The press release is attached hereto as Exhibit 99.1. This Exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but is instead furnished. The Exhibit is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements if the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARGONAUT TECHNOLOGIES, INC.
By:	/s/ David Foster
David Foster
Chief Financial Officer

Date: July 29, 2004

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated as of July 29, 2004.